Note 11 - Stockholders' Equity	6 Months Ended
Jun. 30, 2026
Notes to Financial Statements
Equity [Text Block]

11. Stockholders’ Equity

(a)

Common Stock: During the six-month period ended June 30, 2025, the Company issued : (i) 24,012,218 shares that were distributed to Costamare shareholders on a pro rata basis (Note 1), (ii) 181,528 shares that were provided to the former non-controlling interest owner of CBI and then Chief Commercial Officer of the Company in exchange for his equity interest in CBI (Note 1), which were subsequently repurchased in October 2025 by the Company and (iii) 37,236 shares at par value of $0.0001 that were provided to Costamare Services pursuant to the Services Agreement (Note 3). During the six-month period ended June 30, 2026, the Company issued 121,018 shares at par value of $0.0001 to Costamare Services pursuant to the Services Agreement (Note 3). The fair value of such shares was calculated based on the closing trading price at the date of issuance. There were no share-based payment awards outstanding during the six-month period ended June 30, 2026.

As of June 30, 2026, the aggregate issued share capital was 24,483,018 common shares at par value of $0.0001 of which

24,301,490 common shares were outstanding.

(b)

Preferred Stock: On October 15, 2025, the Company entered into a Stock Subscription Agreement with Konstantinos Konstantakopoulos, pursuant to which Konstantinos Konstantakopoulos purchased 235 shares of Series B Preferred Stock (the “Series B Preferred Stock”), par value $0.0001 per share, for an aggregate purchase price of $0.2. The Series B Preferred Stock do not have any dividend or distribution rights. Each Series B Preferred Stock entitles its holder to 50,000 votes on all matters submitted to a vote of the shareholders. All shares of Series B Preferred Stock are subject to redemption by the Company at its sole discretion at any time for a redemption price equal to $1 per share.